Business combination	12 Months Ended
Dec. 31, 2025
Business combination [Abstract]
Business combination

NOTE 3: Business combination

On August 5, 2025, the Company signed a definitive agreement to acquire 100% of the shares of Exosome Diagnostics, Inc., (“ExoDx”) from Bio-Techne Corporation (“Bio-Techne”), including the ExoDx Prostate (EPI) test, CLIA-certified clinical laboratory and related assets. Closing of the transaction occurred on September 15, 2025.

Total consideration for the acquisition was $15 million, with $5 million in stock paid at closing and $10 million to be paid in equal annual installments over the following four years, subject to certain conditions, with 50% payable in cash and 50% payable in cash or stock at mdxhealth’s discretion.

The Acquisition was accounted for under the acquisition method of accounting and was being treated as a business combination in accordance with IFRS given that there are inputs from the intellectual property and customers acquired, a substantive process, consisting of a workforce that was hired as part of Exosome Diagnostics, Inc., which allows the Company to generate outputs as from day 1 of the acquisition. The purchase price was allocated based on the estimated fair value of net assets acquired and liabilities assumed at the date of the acquisition.

The acquisition consideration was comprised of (in thousands of $):

Initial amount	$5,000
Working capital adjustment	(461)
Net amount paid in stock (1)	4,539

Present value of contingent consideration (2)	6,273
Present value of contingent liability related to the innovation platform (3)	470
Total acquisition consideration	$11,282

(1)	Through delivery of 1,867,186 shares of the Company, at a price per share of $2.4311
(2)

Following the closing, an additional aggregate amount of up to $10 million is to be paid by mdxhealth to Bio-Techne in 4 annual instalments of $2.5 million each, of which 50% is to be paid in cash and 50% is to be paid in either cash or stock, at mdxhealth’s discretion. On a preliminary basis, the fair value of the contingent consideration has been assessed at $6.3 million.

(3)	The innovation platform consists of patented and unpatented exosome-based technology designed for applications outside the Company’s core focus of cancer diagnostics. Because the Company intended to divest this platform, it was classified as an asset held-for-sale at the acquisition date. Under the acquisition agreement, 50% of the proceeds from any future sale of the platform are payable to Bio-Techne; accordingly, a corresponding liability was recognized for this estimated obligation. The divestiture of the innovation platform was subsequently completed in the first quarter of 2026 for an amount of $1.0 million.

The purchase price in excess of the fair value of net assets acquired, has been considered as residual Goodwill for an amount of $3.0 million.

The fair value of the identifiable assets at the date of acquisition were:

Thousands of $	Fair value at acquisition date
Tangible assets and liabilities
Property, plant & equipment	1,557
Inventories	1,834
Trade receivables	2,544
Prepaid expenses and other current assets	373
Trade payables and other current liabilities	(1,599)

Intangible assets
Customer relationships	1,210
Tradenames	960
Developed technology	2,010
Innovation platform (recorded as “assets held-for-sale”)	940
Total net identified assets	9,829
Deferred taxes	(1,569)
Goodwill	3,022
Acquisition price	11,282

We have performed a provisional fair value analysis of the business combination, with corresponding adjustments to the intangible assets.

The accounting for the business combination resulted in fair values at date of acquisition of $9.8 million for the tangible and intangible assets, including the innovation platform. The intangible assets, being customer relationships, tradename, and developed technology were based on the relief-from-royalty valuation method, with a royalty rate of 1% (tradename) and 3% (developed technology) respectively; and a remaining useful life of 15 years for the tradename and developed technology, and a useful life of 6.5 years for the customer relationships. The discount rate (post-tax WACC) used for the valuation was set at 45%. The goodwill recognized is primarily attributable to the trained and knowledgeable workforce and to the expected synergies that will be realized at level of operations, existing customer base, and sales & marketing.

Following the closing, an additional aggregate earnout amount of up to $10 million is to be paid by mdxhealth to Bio-Techne in equal annual installments over the course of the following four years, subject to certain conditions. The present value of the contingent consideration was assessed at $6.8 million at December 31, 2025. The liability recognized reflects a probability-weighted estimate at the current net present value at the date of acquisition, which is expected to become payable, as further detailed in Note 16. Fair value adjustments to this contingent consideration liability are recognized in the statement of profit or loss, as described in Note 8.

The net deferred tax asset resulting from this purchase price allocation was not recognized given insufficient future taxable profits. The recognized goodwill is expected to be fully tax deductible upon actual payment of the contingent consideration.

It is impracticable to disclose the standalone profit or loss of the acquiree since the acquisition date. Following the transaction, the Company rapidly integrated the ExoDx operations, commercial salesforce, and administrative functions into the Company’s existing corporate infrastructure. Consequently, the acquiree does not operate as a standalone entity, and any allocation of shared operating expenses to calculate a discrete post-acquisition profit or loss for the ExoDx business would be highly subjective and unreliable.

Furthermore, it is impracticable to disclose the revenue and profit or loss of the combined entity for the current reporting period as though the acquisition date had been January 1, 2025. Prior to the acquisition, the seller did not maintain the ExoDx business as a distinct, standalone auditable entity, nor was historical financial information prepared in accordance with the Company’s IFRS accounting policies. The Company does not have access to, and cannot retroactively construct, reliable and auditable pre-acquisition financial data without undue cost and effort. Therefore, pro-forma consolidated results have not been presented.

Finalization of the provisional purchase price allocation is primarily contingent upon the resolution of final working capital adjustments with Bio-Techne, as well as adjustments to deferred tax balances arising from Exosome’s pre-acquisition tax returns.

The total acquisition-related costs recognized as an expense in general and administrative expenses for the year ended December 31, 2025, were $1.7 million.